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                                                                   EXHIBIT 10.6A


                                                                       EXECUTION

                               NETWORK PLUS, INC.

                               FIRST AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

         This FIRST AMENDMENT, dated as of February 9, 2001 (this "AMENDMENT"), to the Credit and Guaranty Agreement, dated as of September 27, 2000 (as amended through the date hereof, the "CREDIT AGREEMENT"), by and among NETWORK PLUS, INC., a Massachusetts corporation ("COMPANY"), NETWORK PLUS CORP., a Delaware corporation ("HOLDINGS"), the Lenders party hereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as a Joint Lead Arranger (in such capacity, a "JOINT LEAD ARRANGER"), Book Runner (in such capacity,"BOOK RUNNER") and as Syndication Agent (in such capacity, "SYNDICATION AGENT"), FLEET SECURITIES, INC., ("FLEET SECURITIES"), as a Joint Lead Arranger (in such capacity, a "JOINT LEAD ARRANGER"), DLJ BRIDGE FINANCE, INC., as Documentation Agent (in such capacity, "DOCUMENTATION AGENT") and FLEET NATIONAL BANK, as Administrative Agent (together with its permitted successors and assigns in such capacity, "ADMINISTRATIVE AGENT") and as Collateral Agent (together with its permitted successors and assigns in such capacity, "COLLATERAL AGENT"). Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

         WHEREAS, Company and Holdings have requested that Requisite Lenders agree to amend the Credit Agreement, subject to the terms and conditions set forth herein, to (i) allow for the cash collateralization of letters of credit with Loans, (ii) account for a one-time charge Company and Holdings will be taking in the fiscal quarter ended December 31, 2000 relating to a write-off of an investment in securities of NorthPoint Communications Group, Inc. and (iii) make certain other modifications; and

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

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SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

         1.1 AMENDMENTS TO SECTION 1: DEFINITIONS.

                  A. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in proper alphabetical order:

                           "FIRST AMENDMENT" means the First Amendment dated
                  February 9, 2001 to this Agreement by and among Company, Holdings, Lenders as of the date of such amendment, the Joint Lead Arrangers, Book Runner, Syndication Agent, Documentation Agent, Administrative Agent and Collateral Agent."

                           "FIRST AMENDMENT CLOSING DATE" has the meaning
                  assigned to that term in the First Amendment."

                  B. Section 1.1 of the Credit Agreement is hereby further amended by adding the following proviso at the end of clause (e) in the definition of "Consolidated Net Income":

                           ";plus (iii) solely for the purposes of subsection
                  6.6(c) and solely for any relevant period of measurement under such subsection and only to the extent otherwise deducted in calculating net income, the amount equal to the write-off taken by the Company and Holdings in the fiscal quarter ended December 31, 2000 of an investment in the securities of Northpoint Communications Group, Inc."

         1.2 AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS.

                  A. Subsection 6.2(i) is hereby amended by deleting the parenthetical clause "(provided such cash collateral shall not consist of monies funded hereunder)" contained therein.

SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS

         2.1 The effectiveness of the amendments set forth at Section 1 hereof are subject to the satisfaction, or waiver, of the following conditions on or before the date hereof (the "FIRST AMENDMENT CLOSING DATE"):

                  (a) The Company, Holdings and the Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent.


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                  (b) As of the First Amendment Closing Date, the
representations and warranties contained herein and in the other Credit Documents shall be true, correct and complete in all respects on and as of the First Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all respects on and as of such earlier date.

                  (c) As of the First Amendment Closing Date, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

                  (d) The Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as the Administrative Agent or Lenders may reasonably request.

SECTION 3. REPRESENTATIONS AND WARRANTIES

         3.1 In order to induce Lenders to enter into this Amendment, each applicable Credit Party represents and warrants to each Lender, as of the date hereof and upon giving effect to this Amendment:

                  (a) as of the date hereof, there exists no Event of Default under the Credit Agreement; and

                  (b) that the representations and warranties contained in each of the Credit Documents is true, correct and complete in all respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all respects on and as of such earlier date.

SECTION 4. ACKNOWLEDGMENT AND CONSENT

                  4.1 Holdings has (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under Section 7 of the Credit Agreement. Holdings is referred to herein as the "CREDIT SUPPORT PARTY", and the Credit Agreement and the Pledge and Security Agreement, dated as of September 27, 2000, between the Company, each of the grantors party thereto and Fleet National Bank, as Collateral Agent (as such may be amended, supplemented or modified) (the "PLEDGE AND SECURITY AGREEMENT") are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".


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                  4.2 The Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. The Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents, the payment and performance of all Guaranteed Obligations under the Credit Agreement Secured Obligations (as such term is defined in the Pledge and Security Agreement) under the Pledge and Security Agreement, as the case may be, including without limitation the payment and performance of all such Guaranteed Obligations under the Credit Agreement and Secured Obligations (as such term is defined in the Pledge and Security Agreement) under the Pledge and Security Agreement in respect of the Obligations of Company now or hereafter existing under or in respect of the Credit Agreement, as amended by this Amendment, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Guaranteed Obligations under the Credit Agreement and the Secured Obligations (as such term is defined in the Pledge and Security Agreement) under the Pledge and Security Agreement (whether at stated maturity, by acceleration or otherwise).

                  4.3 The Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. The Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, as amended by this Amendment, and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  4.4 The Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 5. MISCELLANEOUS

                  5.1 This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.


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                  5.2 In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  5.3 On and after the First Amendment Closing Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  5.4 Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  5.5 The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

                  5.6 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

                  5.7 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  5.8 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company, Holdings and Administrative Agent and Syndication Agent of written or telephonic notification of such execution and authorization of delivery thereof.

            [The remainder of this page is intentionally left blank.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       NETWORK PLUS, INC.


                                       By: /s/ Robert J. Cobuzzi
                                           ----------------------------------
                                           Name: Robert J. Cobuzzi
                                           Title: Executive V.P. & C.F.O.

CREDIT SUPPORT                         NETWORK PLUS CORP.
PARTIES:

                                       By: /s/ Robert J. Cobuzzi
                                           ----------------------------------
                                           Name: Robert J. Cobuzzi
                                           Title: Executive V.P. & C.F.O.


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                                       GOLDMAN SACHS CREDIT PARTNERS L.P., as
                                       Joint Lead Arranger, Book Runner,
                                       Syndication Agent and a Lender


                                       By: /s/ R. Wagner
                                           ------------------------------------
                                                    Authorized Signatory


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                                       FLEET NATIONAL BANK,
                                       as Administrative Agent, Collateral Agent and a Lender

                                       By: /s/ Kay H. Campbell
                                           ------------------------------------
                                           Name: Kay H. Campbell
                                           Title: Vice President


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                                       DLJ BRIDGE FINANCE, INC.,
                                       as Documentation Agent


                                       By: /s/ Eugene F. Martin
                                           ------------------------------------
                                           Name: Eugene F. Martin
                                           Title: Director


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                                       NETPLUS FUNDING, INC.
                                       as a Lender

                                       By: /s/ Eugene F. Martin
                                           ------------------------------------
                                           Name: Eugene F. Martin
                                           Title: Director


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                                       IBM CREDIT CORPORATION
                                       as a Lender

                                       By: /s/ Thomas S. Oureio
                                           ------------------------------------
                                           Name: Thomas S. Oureio
                                           Title: Manager of Credit


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